UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2012

WHY USA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30601	87-0390603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 S. Wayzata Boulevard, Suite 100, Minneapolis, MN	55405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 767-5037

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On July 10, 2012, WHY USA Financial Group, Inc. (the “Company”) advised PKF, Certified Public Accountants, APC (PKF) as the Company’s independent registered public accounting firm. PKF was initially engaged by the Company on March 19, 2004, for the year ended December 31, 2004. PKF continued in its capacity as the Company’s independent registered public accounting firm through the year ended December 31, 2008 and for the interim period ended June 30, 2009.

PKF’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the report of PKF on the Company’s financial statements for fiscal year 2008 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through August 14, 2009, there were no disagreements between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements of the Company for such year.

During the fiscal year ended December 31, 2008, and during the subsequent interim period through August 14, 2009, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PKF with a copy of this disclosure set forth under this Item 4.01 and requested PKF to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from PKF is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On July 10, 2012 (the “Engagement Date”), the Company engaged Sherb & Co., LLP (“SHERB”) as its independent registered public accounting firm for the Company’s fiscal years ended December 31, 2009, 2010, and 2011. The engagement of SHERB as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with SHERB regarding either:

1.  the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that SHERB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.  any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from PKF

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHY USA Financial Group, Inc.
Date: July 13, 2012	By:	/s/Kenneth J. Yonika
Kenneth J. Yonika, CPA Chief Financial Officer